UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2017

The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10590 Hamilton Avenue
Cincinnati, Ohio 45231
(Address of principal executive offices)
Registrant’s telephone number, including area code: (513) 851-4900

Not Applicable
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to articles of incorporation or by-laws; Change in fiscal year.

Effective as of January 1, 2017, the fiscal year-end of The Hillman Companies, Inc. (the “Company”) changed such that, in respect of each fiscal year period of the Company commencing with fiscal year 2017, such fiscal period shall commence on the Sunday immediately succeeding the Saturday immediately preceding December 31 of one calendar year and end on the Saturday immediately preceding December 31 of the next calendar year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2017	THE HILLMAN COMPANIES, INC.

	By:	/s/ Gregory J. Gluchowski, Jr.
	Name:	Gregory J. Gluchowski, Jr.
	Title:	President and Chief Executive Officer